UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2016
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TRONOX LIMITED
(Exact name of registrant as specified in its charter)
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Western Australia, Australia	001-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100	Lot 22 Mason Road
Stamford, Connecticut 06901	Kwinana Beach, WA 6167 Australia

(Address of principal executive offices, including zip code)

(203) 705-3800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 29, 2016, Thomas Casey, Chairman and Chief Executive Officer of Tronox Limited, issued a message to colleagues, customers and shareholders informing them of a medical condition. A copy of his letter is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Message from Thomas Casey, Chairman and Chief Executive Officer of Tronox Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED

	By:	/s/ Richard L. Muglia
Date: March 29, 2016	Name:	Richard L. Muglia
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Message from Thomas Casey, Chairman and Chief Executive Officer of Tronox Limited.